SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant (X)
Filed by a Party other than the Registrant ( )
Check the appropriate box:
( )    Preliminary Proxy Statement
(X)    Definitive Proxy Statement
( )    Definitive Additional Materials
( )    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12
( ) Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                            COLONIAL COMMERCIAL CORP.
                (Name of Registrant as Specified In Its Charter)

                   James W. Stewart, Executive Vice President
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
(X )   No fee required.
(  )   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

       1)       Title of each class of securities to which transaction applies:
                ..............................................................

       2)       Aggregate number of securities to which transaction applies:
                ..............................................................

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:
                ..............................................................

       4)       Proposed maximum aggregate value of transaction:
                ..............................................................

       5)       Total fee paid:
                ..............................................................

(   )    Fee paid previously with preliminary materials.
(   )    Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)       Amount Previously Paid:
                  ................................

         2)       Form, Schedule or Registration Statement No.:
                  ................................

         3)       Filing Party:
                  ................................

         4)       Date Filed:
                  ................................

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                  JUNE 10, 1998

         To the holders of Common Stock and Convertible Preferred Stock:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Colonial Commercial Corp. will be held at the Holiday Inn, Rockville Centre, New York on June 10, 1998 at 10:30 A.M. local time, for the following purposes:

         1. To elect five Common Stock directors to serve for the term set forth in the accompanying proxy statement.

         2. To elect four Preferred Stock directors to serve for the term set forth in the accompanying proxy statement.

         3. To consider and act upon a proposal to ratify the selection by the Company's Board of Directors of KPMG Peat Marwick LLP as the independent public accountants of the Company for the fiscal year ending December 31, 1998.

         4. To transact such other business as may properly come before the meeting or any adjournments thereof.

         Only holders of record of shares of Common Stock and Convertible Preferred Stock at the close of business on April 23, 1998 are entitled to notice of and to vote at the meeting. Only holders of shares of Common Stock will be entitled to vote for the election of Common Stock directors and only holders of Convertible Preferred Stock will be entitled to vote for the election of Preferred Stock directors.

         A proxy statement and proxy form are enclosed herewith. A copy of the Company's Annual Report, including consolidated financial statements, has been mailed to all shareholders with this Notice of Annual Meeting.

                                             By Order of the Board of Directors,

Levittown, New York                                           James W. Stewart
April 23, 1998                                                       Secretary


--------------------------------------------------------------------------------
IMPORTANT
You are cordially invited to attend the Annual Meeting. Whether or not you are planning to attend, please sign, date and return the accompanying proxy as soon as possible. A postage-paid, self-addressed envelope is enclosed for your convenience.
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held On June 10, 1998

Proxy Statement
---------------

         This proxy statement is furnished in connection with the solicitation of proxies, in the form enclosed herewith by the Board of Directors of Colonial Commercial Corp., for use at the Annual Meeting of Shareholders to be held on June 10, 1998 at the Holiday Inn, Rockville Centre, New York at 10:30 A.M., or any adjournments thereof. This proxy statement and the enclosed form of proxy have been mailed to shareholders on or about April 30 , 1998.

         All shares represented by a properly executed, unrevoked proxy received in time for the meeting will be voted in accordance with the directions specified thereon and, as to any other matter properly coming before the meeting (none of which is presently known to the Board of Directors), in accordance with the judgment of the persons designated as proxies. Each proxy given by a shareholder may be revoked by him at any time prior to exercise by written notice to the Secretary of the Company.

         Only holders of Common Stock may vote with respect to the election of Common Stock directors. Any proxy received from a holder of Common Stock on which no direction is specified will be voted in favor of the nominees for election as Common Stock directors listed in this proxy statement.

         Only holders of Convertible Preferred Stock may vote with respect to the election of Preferred Stock directors. Any proxy received from a holder of Convertible Preferred Stock on which no direction is specified will be voted in favor of the nominees for election as Preferred Stock directors listed in this proxy statement.

         Holders of Common Stock and Convertible Preferred Stock both may vote on the ratification of the selection of KPMG Peat Marwick LLP as the company's independent public accountants. Any proxy received from a holder of Common Stock and Convertible Preferred Stock on which no direction is specified will be voted in favor of the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants.

         The cost of solicitation of proxies will be borne by the Company. Proxies will be solicited personally by the officers, directors or regular employees of the Company, who will not be compensated for such services.

     A copy of the Company's Annual Report, including consolidated financial statements for the fiscal year ended December 31, 1997, has been mailed with this proxy statement to each holder of shares of Common Stock and Convertible Preferred Stock of record at the close of business on April 23, 1998, the record date fixed by the Board of Directors for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting.

         On such record date, the Company had 1,433,812 outstanding shares of Common Stock and 1,673,465 shares of Convertible Preferred Stock. Each share of Common Stock is entitled to one vote for the election of Common stock directors, and each share of Convertible Preferred Stock is entitled to one vote for the election of Convertible Preferred Stock directors. Each share of Common Stock and each share of Convertible Preferred Stock is entitled to one vote on the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants and on any other matter which may be properly presented at the meeting. The presence at the meeting in person or proxy, of the holders of one-third of the outstanding shares of Common Stock and one-third of the outstanding shares of Convertible Preferred Stock is necessary to constitute a quorum.

         The current members of the Company's Board of Directors, who have indicated that they intend to vote in favor of all of the Company's proposals, own 130,796 shares (9.1%) of Common Stock and 188,107 shares (11.2%) of Convertible Preferred Stock. (See Security Ownership of Certain Beneficial Owners and
Management.)

         Election of Directors
         ---------------------

         The Company's Restated Certificate of Incorporation provides for the Board of Directors to be composed of two classes. One class of four directors is to be elected only by the holders of the Company's Convertible Preferred Stock and the other class of five directors is to be elected only by the holders of the Company's Common Stock. All directors will hold office for one year until the Annual Meeting next following their election and until their respective successors shall be elected and shall qualify.

         Unless authority to vote for the proposed slate of directors or any individual director is withheld, all shares represented by the accompanying proxy received from a holder of Common Stock will be voted for the election of Messrs. Gerald S. Deutsch, Bernard Korn, Paul Selden, Carl L. Sussman and James
W. Stewart and all shares represented by the accompanying proxy received from a holder of Convertible Preferred Stock will be voted for the election of Messrs. Jack Rose, Ronald Miller, William Koon and Donald K. MacNeill. The Company has no reason to believe that any of the nominees will become unavailable to serve as a director for any reason before the Annual Meeting. However, in the event that any of them shall become unavailable, the persons designated as proxies reserve the right to substitute another person of their choice when voting at the Annual Meeting.

         There are no family relationships among the directors, nominees or executive officers nor any arrangement or understanding between any such director or nominee and any other person pursuant to which any director or nominee was selected as such.

         The following table contains certain information with respect to each nominee for election as a member of the Board. The information as to principal occupation is in each instance based upon information furnished by each person. The term of each director elected at the meeting will expire at the 1999 Annual Meeting of Shareholders.

                                             Principal        Year First Elected
Name                           Age           Occupation          As Director
--------------------------------------------------------------------------------

Nominees for Election as
Common Stock Directors:

Gerald S. Deutsch              61        Certified Public              1988
                                      Accountant and Attorney

Bernard Korn                   73       Chairman of the Board,         1964
                                     President and Chief Executive
                                        Officer of the Company

Paul Selden                    53       President of Atlantic          1997
                                        Hardware and  Supply
                                             Corporation


Carl L. Sussman                73         Private Investor             1964

James W. Stewart               51     Executive Vice President,        1982
                                      Treasurer and Secretary
                                          of the Company

Nominees for Election
as Convertible Preferred
Stock Directors:

Jack Rose                      79          Private Investor            1983

Ronald Miller                  54          Partner, Miller             1983
                                         & Hearn, Attorneys

William Koon                   68      President, Lord's Enterprises,  1983
                                             Grain Merchants

Donald K. MacNeill             76          Retired Corporate           1988
                                               Executive

         Security Ownership of Certain Beneficial Owners and Management
         --------------------------------------------------------------

         The following table sets forth, as of April 23, 1998, information with respect to equity ownership by directors of the Company, holders of over 5% of a class of stock and of directors and officers of the Company as a group.

                           Common Stock**                  Convertible Preferred Stock
                           --------------                  ---------------------------

                           Amount  and                          Amount and
                           Nature of                            Nature of
Name of Beneficial         Beneficial          Percent          Beneficial        Percent
Owner                      Ownership          of  Class         Ownership*        of Class
------------------------------------------------------------------------------------------

Bernard Korn               110,561 (1)(7)       7.01%             118,694(1)        7.09%

Carl L. Sussman             50,457 (2)(7)       3.20%                    -            -

Gerald S. Deutsch            8,500 (5)(7)         (6)               1,141 (5)         (6)

Jack Rose                   24,696 (7)          1.57%              53,371           3.19%

James W. Stewart            24,000 (7)          1.52%                   -             -

Paul Selden                 20,000 (7)          1.27%                   -             -

Ronald Miller                5,500 (7)            (6)               3,642 (3)         (6)

William Koon                16,582 (4)(7)         (6)              11,259             (6)

Donald K. MacNeill          14,000                (6)                   -             -

Estate of Jack Farber       99,534 (1)          6.31%              151,783 (1)      9.07%

All directors and
officers as a group        274,296 (7)         17.39%              188,107         11.24%

* For the purposes of this table, "Beneficial Ownership" is defined as set forth in rule 13d-3 under the Securities Exchange Act of 1934, as amended. Except as set forth in the following notes, each person listed in the table has sole voting and sole investment power with respect to the shares of Common Stock listed in the table.

** The shares of Common Stock listed in the table do not reflect the conversion of the Company's Convertible Preferred Stock. If all of such Convertible Preferred Stock were to be converted, the percentage of ownership of Mr. Korn, the Estate of Jack Farber and all directors and officers as a group would be 7.05%, 7.73% and 14.22%, respectively.



(1) If only the Farber Estate were to convert its Convertible Preferred Stock into Common Stock, its percentage of ownership of Common Stock would be 14.53%. If only Mr. Korn were to convert his Convertible Preferred Stock, his percentage of ownership of Common Stock would be 13.52%.

(2) Includes 6,370 shares of Common Stock owned by Mr. Sussman's wife, of which shares Mr. Sussman disclaims beneficial ownership.

(3) Includes 2,803 shares of Convertible Preferred Stock owned by Mr. Miller's wife, of which shares Mr. Miller disclaims beneficial ownership.

(4) Includes 10,600 shares of Common Stock and 5,000 shares of Convertible Preferred Stock owned by Mr. Koon's wife, of which shares Mr. Koon disclaims beneficial ownership.

(5) Includes 2,000 shares of Common Stock and 1,141 shares of Convertible Preferred Stock owned by Mr. Deutsch's wife, of which shares Mr. Deutsch disclaims beneficial ownership.

(6) Messrs. Deutsch, Miller, MacNeill and Selden each are the beneficial owners of less than one percent of the Company's outstanding securities, excluding securities held by, or for the account of, the Company or its subsidiaries, plus securities deemed outstanding pursuant to Rule 13d-(3)-(d)(1) of the Exchange Act. As a result, their respective percentages of ownership have not been disclosed.

(7) Includes 62,000, 20,000, 20,000, 14,000 and 5,500 common shares subject to options which are exercisable within 60 days held by Messrs. Korn, Stewart, Selden, MacNeill and Deutsch, respectively, and 5,500 common shares, subject to options, which are exercisable within 60 days held by each of Messrs. Sussman, Koon, Rose and Miller and 143,500 common shares subject to options, which are exercisable within 60 days held by all directors and officers as a group.

Information Concerning Operation of the Board of Directors
----------------------------------------------------------

During the year ended December 31, 1997, the Board of Directors had five meetings. All of the directors were present at all of such meetings during the period they served as directors except James W. Stewart, who was absent for one meeting.

On November 11, 1997, Mr. Raphael M. Brackman resigned as a director and Mr. Paul Selden was appointed to serve his remaining term.

Colonial Commercial Corp. has an Audit Committee, a Convertible Preferred Stock Directors Nominating Committee and Common Stock Directors Nominating Committee.

The members of the Audit Committee are Messrs. Ronald Miller (Chairman), Jack Rose, William Koon and Carl L. Sussman. This committee, which met once during 1997, is responsible for meeting with Colonial Commercial Corp.'s independent accountants to review the proposed scope of the annual audit of Colonial Commercial Corp.'s books and records, reviewing the findings of the independent accountants upon completion of the annual audit, and reporting to the Board of Directors with respect to its meeting with the independent accountants.

The members of the Convertible Preferred Stock Directors Nominating Committee are Messrs. Jack Rose (Chairman), Ronald Miller and William Koon. This committee met once during 1997 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Convertible Preferred Stock. The members of the Common Stock Directors Nominating Committee are Messrs. Korn, Sussman and Stewart. This committee met once during 1997 and is responsible for recommending to the Board of Directors, the names of qualified persons to be nominated for election as directors of Colonial Commercial Corp., who are to be elected by the holders of the Common Stock.

Executive Officers of the Company
---------------------------------

The names, ages and positions of the Company's executive officers are listed below, along with a brief account of their business experience during the last five years. Officers are appointed annually by the Board of Directors at its first meeting following the Annual Meeting of Shareholders and from time to time at the pleasure of the Board. There are no family relationships among these officers, nor any arrangement or understanding between any such officers and any other person pursuant to which any of such officers were selected as executive officers.


Name, Age and Position               Business Experience During  Past Five Years
--------------------------------------------------------------------------------
Bernard Korn, 73                        From prior to January 1992 to
Chairman of the Board, President,       present, President, Chairman of the
Chief Executive Officer                 Board and Chief Executive Officer of
                                        the Company

James W. Stewart, 51                    From prior to January 1992, Executive
Executive Vice President,               Vice President and Treasurer of the
Treasurer, Secretary                    Company. Since December 31, 1993,
                                        Secretary of the Company

Paul Selden, 53                         From prior to January 1992, President
President, Atlantic Hardware and        of Atlantic Hardware and Supply
Supply Corporation                      Corporation


Executive Compensation
----------------------

The following table sets forth information about compensation paid or accrued by the Company during the fiscal years ended December 31, 1997, 1996 and 1995 to the Company's Chief Executive Officer, James W. Stewart and Paul Selden, the only officers of the Company and its subsidiaries whose compensation exceeded $100,000.

Summary Compensation Table
--------------------------
                                                                    Long Term
                                            Annual Compensation   Compensation
                                                                      Stock
Name and Principal Position         Year    Salary($)   Bonus ($)    Options #
-------------------------------------------------------------------------------

Bernard Korn
Chairman of the Board,              1997     250,000       --          --
President, Chief Executive          1996     250,000       --          --
Officer and Director                1995     228,846       --        40,000

James W. Stewart
Executive Vice President,           1997     150,000       --          --
Treasurer, Secretary                1996     150,000       --          --
and Director                        1995     135,192       --         7,000

Paul Selden                         1997     200,000     78,933      10,000
President, Atlantic Hardware        1996     200,000    111,796        --
and Supply Corporation              1995     124,000     61,900      10,000

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values
---------------------------------

The following table sets forth information concerning the value of unexercised stock options at the end of the 1997 fiscal year for the persons named in the Summary Compensation Table.

                                                                      Value of
                                                     Number of      Unexercised
                                                    Unexercised     In-The-Money
                                                      Options         Options
                         Shares                      at Fiscal       at Fiscal
                       Acquired On     Value          Year-E         Year-End
                        Exercise      Realized      Exercisable/    Exercisable/
                          (#)           ($)         Unexercisable  Unexercisable
--------------------------------------------------------------------------------

Bernard Korn               0             0          62,000/0          $ 33,250/0

James W. Stewart           0             0          20,000/0          $  9,250/0

Paul Selden                0             0          20,000/0          $      0/0

Mr. Korn is employed pursuant to an employment agreement (the "Agreement"), expiring December 31, 2001 at an annual compensation of $250,000. In the event of Mr. Korn's death, the Agreement provides for continued compensation payments for a period of one year, as well as a widow's benefit of $5,000. In the event of Mr. Korn's disability, he will receive compensation for the balance of the term of the agreement at the rate of compensation then in effect.

Mr. Stewart is employed pursuant to an employment agreement expiring December 31, 2001 at a compensation of $150,000 annually.

Mr. Selden is employed pursuant to an employment agreement (the "Agreement") expiring December 31, 2001 at a compensation of $215,000 annually. The agreement also provides for additional incentive compensation based upon a percentage of the earnings, as defined, of Atlantic Hardware and Supply Corporation.

The Company paid Mr. Deutsch an aggregate of $30,000 for fees for professional services rendered to the Company and its subsidiaries during 1997.

Since October 25, 1995, members of the Board of Directors, other than those employed by the Company or its subsidiaries, receive a fee of $l,000 for each meeting of the Board attended, limited to $4,000 per annum, in addition to an annual retainer of $8,000.

Ratification of Selection of Accountants
----------------------------------------

There will be presented to the meeting for ratification the selection by the Company's Board of Directors of KPMG Peat Marwick LLP, One Jericho Plaza, Jericho, New York 11753 as independent public accountants for the Company for the fiscal year ending December 31, 1998. That firm has served the Company in such capacity since the Company's inception in 1964. Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so. Such representatives are also expected to be available to respond to appropriate questions raised at the Annual Meeting.

The affirmative vote of the holders of a majority of the shares of Common Stock and Convertible Preferred Stock of the Company, voting together in person or by proxy as one class, is required to ratify such selection.

Services rendered by KPMG Peat Marwick LLP during the year ended December 31, 1997 related mainly to the audit function (which function included the examination of the annual consolidated financial statements and consultation in connection with the Company's filing of reports with the Securities and Exchange Commission).

During 1997, KPMG Peat Marwick LLP was also engaged by the Company to perform audit procedures on the financial statements of a potential acquiree and other advisory services related to this potential acquisition.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending December 31, 1998.

Shareholders Proposals for 1999 Annual Meeting
----------------------------------------------

Any shareholder proposal intended to be presented at the Company's 1999 Annual Meeting must be received by the Secretary of the Company, 3601 Hempstead Turnpike, Suite 121-I, Levittown, New York 11756-1315, no later than January 5, 1999 in order to be considered for inclusion in the proxy statement and form of proxy for such meeting.

Other Matters
-------------

Management of the Company knows of no matters to be presented at the Annual Meeting, other than the matters set forth in this proxy statement. However, if any other matters properly come before the meeting, the persons designated as proxies intend to vote such proxies in accordance with their best judgment.

                                            By Order of the Board of Directors,
                                                               James W. Stewart
Levittown, New York                                                   Secretary
April 23, 1998

                            COLONIAL COMMERCIAL CORP.
                                  COMMON STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Bernard Korn, James W. Stewart and Donald K. MacNeill, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Common Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 10, 1998 or any adjournments thereof.

                      Please date, sign and mail your proxy
                         card back as soon as possible!

                         Annual Meeting of Shareholders
                            COLONIAL COMMERCIAL CORP.
                                  COMMON STOCK

                                  June 10, 1998
  ---
A /X/ Please mark your votes as in this example.
  ---

1. Election of Directors: Nominees for Common Stock Directors: Gerald S. Deutsch, Bernard Korn, Paul Selden, James W. Stewart, Carl L. Sussman For, except vote withheld from the following nominee(s):

                  ---------------------------------------------

                FOR                                    WITHHELD
               ____                                      ____
              /____/                                    /____/

2. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998:

                 FOR            AGAINST               ABSTAIN
                ____             ____                  ____
               /____/           /____/                /____/


3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. DEUTSCH, KORN, SELDEN, STEWART AND SUSSMAN AND THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP.

Please mark, date, sign and return this proxy in the enclosed envelope.







Signatures__________________ Date______ Signatures _______________ Date________
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                            COLONIAL COMMERCIAL CORP.
                           CONVERTIBLE PREFERRED STOCK
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       The undersigned hereby appoints Bernard Korn, James W. Stewart and
Donald K. MacNeill, and each of them jointly and severally, proxies, with full power of substitution and revocation, to vote on behalf of the undersigned all shares of Convertible Preferred Stock of Colonial Commercial Corp. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 10, 1998 or any adjournments thereof.

                         Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                            COLONIAL COMMERCIAL CORP.
                           CONVERTIBLE PREFERRED STOCK

                                  June 10, 1998

A /X/ Please mark your votes as in this example.


1. Election of Directors: Nominees for Preferred Stock Directors: William Koon, Ronald Miller, Jack Rose, Donald K. MacNeill

            For, except vote withheld from the following nominee(s):

                  ---------------------------------------------

                       FOR                             WITHHELD

                      ____                               ____
                     /____/                             /____/

2. Proposal to ratify the selection of KPMG Peat Marwick LLP as independent public accountants of the Company for the fiscal year ending December 31, 1998:

                     FOR            AGAINST               ABSTAIN

                    ____              ____                  ____
                   /____/            /____/                /____/

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF MESSRS. WILLIAM KOON, RONALD MILLER, JACK ROSE, DONALD K. MAC NEILL AND THE RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP.

Please mark, date, sign and return this proxy in the enclosed envelope.




Signatures__________________ Date_______ Signatures ________________Date_______
Note: Please sign exactly as ownership appears on this proxy. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.